EXHIBIT 32.1


        JOINT CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
           FINANCIAL OFFICER REQUIRED BY EXCHANGE ACT RULE 13A-14(B)

         In connection with the Quarterly Report of Protocall Technologies Incorporated (the "Company"), on Form 10-QSB for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission (the "Report") I, Donald J. Hoffman, Chief Executive Officer and Principal Financial Officer hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: November 14, 2005


By: /s/ Donald J. Hoffmann
    -----------------------------------------------
    Donald J. Hoffmann, Principal Executive Officer
    and Principal Financial Officer